WPT ENTERPRISES CLARIFIES REASONS FOR RESIGNATION OF AUDITOR

Los Angeles, CA, June 30, 2005—WPT Enterprises, Inc. (Nasdaq: WPTE) today announced that the resignation of Deloitte and Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, which was announced by filing a current report on Form 8-K on June 29, 2005 with the Securities and Exchange Commission, was the result of Deloitte’s decision that the Company’s involvement in an online gaming venture created audit risks that would require an inordinate investment in time and resources, relative to the Company’s size as a client.

About WPT Enterprises, Inc.

WPT Enterprises, Inc. (Nasdaq: WPTE) is a company engaged in the creation of branded entertainment and consumer products driven by the development, production, and marketing of televised programming based on gaming themes. We developed and own the World Poker Tour®, a television show based on a series of high-stakes poker tournaments that airs on the Travel Channel in the United States and more than 100 territories globally through various cable and network channels. We license our brand to companies in the business of poker equipment and instruction, apparel, publishing, electronic and wireless entertainment, DVD/home entertainment, casino games, and giftware. For show information, tools for improving poker play, and other WPT news, fans may log on to www.worldpokertour.com. The company is also engaged in the sale of corporate sponsorships. WPT Enterprises, Inc. is a majority owned subsidiary of Lakes Entertainment, Inc. (Nasdaq: LACO). Photos and media information can be found online at: www.worldpokertour.com.

Company Contact:	Todd Steele, Chief Financial Officer 323-330-9900 tsteele@worldpokertour.com

Investor Contact:	Augustine Okwu Jr.

203-682-8244
aokwu@icrinc.com
Andrew Greenebaum
310-395-2215
agreenebaum@icrinc.com

Integrated Corporate Relations, Inc.

###

This press release contains forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws. Such forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to them. Although WPT Enterprises, Inc. believes that the current views and expectations reflected in these forward-looking statements are reasonable, these views and expectations, and the related statements, are inherently subject to risks, uncertainties, and other factors, many of which are not under WPT Enterprises, Inc.’s control and may not even be predictable. Any inaccuracy in the assumptions, as well as those risks, uncertainties, and other factors could cause the actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, our short operating history; our significant dependence upon the Travel Channel as a source of revenue; our reliance on our relationships with key licensing and strategic partners and agreements with member casinos; the potential that our television programming will fail to maintain a sufficient audience; adverse trends that may apply to the television production business generally; possible development by our competitors (many of whom have greater financial resources or marketplace presence) of television programming that will directly compete with our television programming; a decline in the popularity of our brand of televised poker tournaments; our ability to protect our entertainment concepts, our current and future brands and our other intellectual property rights; risks associated with our expansion into foreign markets and into new businesses; the uncertainty of the regulatory environment for online gaming, which may affect our ability to pursue this business fully or cause our activities to be found to be in violation of applicable United States or foreign regulations; and our dependence on our senior management team. For more information, review WPT’s filings with the Securities and Exchange Commission.